Hodges Small Cap Fund
Retail Class Ticker HDPSX
Institutional Class Ticker HDSIX

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 29, 2021 to
Summary Prospectus dated July 29, 2021

Effective September 1, 2021, the Hodges Small Cap Fund’s management fee and Expense Cap will return to 0.85% and 1.15%, respectively.

As of September 1, 2020, Hodges Capital Management, Inc. (the “Advisor”), contractually agreed to lower its management fee from 0.85% to 0.82% of each of the Hodges Small Cap Fund’s average daily net assets. This one-year temporary contractual waiver is in effect until August 31, 2021. In addition, as of September 1, 2020, Hodges Capital Management, Inc. (the “Advisor”), contractually agreed to waive a portion or all of its management fees and pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) in order to limit Total Annual Fund Operating Expenses to 1.12% of average daily net assets of the Hodges Small Cap Fund, (the “Expense Cap”). The Advisor has waived its right to receive reimbursement of the portion of its management fees waived pursuant to the temporary advisory fee waiver agreement.

Please retain this Supplement with the Summary Prospectus.